SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                 Amendment No. 2


                                       to


                                    FORM 8-K


                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): October 31, 1997



                              GROVE PROPERTY TRUST
             (Exact name of registrant as specified in its charter)


         Maryland                       1-13080                    06-1391084
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                     File No.)           Identification Number)


                 598 Asylum Avenue, Hartford, Connecticut 06105
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (860) 246-1126


                                       N/A
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

                  (a)  Financial Statements of Businesses Acquired.

October 1997 Property Acquisitions - Affiliates

Statements of Revenue and Certain Expenses for the nine months ended September 30, 1997 and the years ended December 31, 1996 and 1995.

October 1997 Property Acquisitions - Non-Affiliates

Statements of Revenues and Certain Expenses for the nine months ended September 30, 1997 and the year ended December 31, 1996.

                  (b)  Pro Forma Financial Statements.

Pro Forma Condensed Balance Sheet as of September 30, 1997. Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1996 and the nine months ended September 30, 1997.

         (c)  Exhibits.

   Exhibit No.                    Description
    2.1 Solicitation of Consent and Offer to Exchange Certain Outstanding Units of Limited Partnership Interest, dated as of June 19, 1997, as amended by Supplement dated August 13, 1997, by Grove Operating, L.P. to certain limited partners of Grove-Coastal Associates Limited Partnership (incorporated by reference to Exhibit 2.5 to Amendment No. 2 to the Company's Registration Statement on Form S-3 (No.
           333-38183))

    2.2 Purchase and Sale Agreement dated September 5, 1997 between Werner Kunzli and Grove Corporation (incorporated by reference to Exhibit
           2.4 to Amendment No. 2 to the Company's Registration Statement on Form S-3 (No. 333-38183))

                              Grove Property Trust
            Financial Statements of Properties Acquired and ProForma
                              Financial Information

                                Table of Contents


Item 7

Pro Forma Condensed Consolidated Financial Statements (Unaudited):

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997.......5
Notes to Pro Forma Condensed Consolidated Balance Sheet.......................6
Pro Forma Condensed Consolidated Statements of Income for the Nine Months
   Ended September 30, 1997 and the Year Ended December 31, 1996..............8
Notes to Pro Forma Condensed Consolidated Statements of Income...............11

October 1997 Property Acquisitions-Affiliates

Financial Statements:

Report of Independent Auditors...............................................16
Statements of Revenue and Certain Expenses for the Nine Months
   Ended September 30, 1997 (Unaudited) and for the Years Ended
   December 31, 1996 and 1995................................................17
Notes to the Statements of Revenue and Certain Expenses......................18

October 1997 Property Acquisition-Non-Affiliates

Financial Statements:

Report of Independent Auditors...............................................20
Statements of Revenues and Certain Expenses for the Nine Months Ended
   September 30, 1997 (Unaudited) and for the Year Ended December 31, 1996...21
Notes to the Statements of Revenues and Certain Expenses.....................22

                            Grove Property Trust

                 Pro Forma Condensed Consolidated Balance Sheet

                               September 30, 1997
                                   (Unaudited)

This unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if: (i) acquisitions completed after September 30, 1997, had occurred on September 30, 1997, (ii) the Operating Partnership issued Common Units, used working capital and/or drew down on the Credit Facility to purchase such properties and (iii) the Company completed the November 1997 Offering on September 30, 1997, and used the net proceeds therefrom to repay indebtedness outstanding under the Credit Facility and certain mortgage notes payable and for working capital. The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the financial statements and notes thereto of the Company, as filed on Form 10-KSB, as amended, for the year ended December 31, 1996, on Form 10-QSB for the nine-months ended September 30, 1997, Form S-2 and various Form 8-K's filed during 1997. In management's opinion, all adjustments necessary to present fairly the effects of the above mentioned transactions have been made.

The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor is it indicative of the Company's future results.


                              Grove Property Trust

           Pro Forma Condensed Consolidated Balance Sheet (continued)

                               September 30, 1997
                                   (Unaudited)

                                                            Post
                                                          September
                                          Historical      30, 1997
                                           Company      Acquisitions    As Adjusted                      Pro Forma
                                             (A)             (B)        Consolidated    The Offering    Consolidated
                                        --------------- -------------- --------------- --------------- ---------------
                                                                       (In thousands)
Assets
Real estate, net                        $    112,014    $      8,725   $    120,739    $        -      $    120,739
Cash and cash equivalents, including
   resident security deposits                  1,158               -          1,158         2,962(C)          4,120
Deferred costs, net                            1,351               -          1,351             -             1,351
Due from affiliates                              602`              -            602             -               602
Other assets                                   1,315               -          1,315             -             1,315
                                        =============== ============== =============== =============== ===============
Total assets                            $    116,440    $      8,725   $    125,165    $    2,962      $    128,127
                                        =============== ============== =============== =============== ===============

Liabilities and Shareholders' Equity
Mortgage notes payable                  $     53,862    $          -   $     53,862    $  (24,250)(C)  $     29,612
Revolving Credit Facility                     11,125           7,164         18,289       (18,289)(C)             -
Accounts payable and other liabilities         1,763               -          1,763             -             1,763
Due to affiliates                                843               -            843             -               843
Resident security deposits                     1,429               -          1,429             -             1,429
Dividends payable                              1,166               -          1,166             -             1,166
                                        --------------- -------------- --------------- --------------- ---------------
Total liabilities                             70,188           7,164         77,352       (42,539)           34,813
                                        --------------- -------------- --------------- --------------- ---------------

Minority interests in consolidated
   partnerships                                1,560               -          1,560             -             1,560
Minority interest in Operating
   Partnership                                20,831           1,561         22,392         1,693(D)         24,085
Shareholders' equity:
Common shares                                     40               -             40            45(C)             85
Additional paid-in capital                    24,590               -         24,590        45,456(C)
                                                                                           (1,693)(D)        68,353
Distributions in excess of earnings             (769)              -           (769)            -              (769)
                                        --------------- -------------- --------------- --------------- ---------------
Total shareholders' equity                    23,861               -         23,861        43,808            67,669
                                        --------------- -------------- --------------- --------------- ---------------
Total liabilities and shareholders'     $    116,440    $      8,725   $    125,165    $    2,962      $    128,127
   equity
                                        =============== ============== =============== =============== ===============

See accompanying notes.


                              Grove Property Trust

             Notes to Pro Forma Condensed Consolidated Balance Sheet

                               September 30, 1997
                                   (Unaudited)
                        (In thousands, except share data)

(A) Balance sheet data was derived from the Company consolidated financial statements as of September 30, 1997 (Unaudited), as filed on its Form 10-QSB.

(B) Balance sheet data reflects the following property acquisitions which were consummated by the Company after September 30, 1997 as follows (in thousands):

                                                Number of                                    Revolving   Value of
                                                 Units or                       Purchase      Credit     OP
          Properties             Location      Square Feet     Date Acquired     Price(2)    Facility     Units(1)
---------------------------- ----------------- ------------- ------------------ ----------- ------------ -----------

1. Corner Block and Wharf
   Building (2                Edgartown, MA    16,427 sq ft  October 31, 1997      $ 4,421     $ 2,860      $ 1,561
     properties)(2)
2. High Meadow Apartments
                              Ellington, CT        100       October 31, 1997        4,050       4,050            -
                                                                                ----------- ------------ -----------
                                                                                     8,471       6,910        1,561
Acquisition costs                                                                      254         254            -
                                                                                =========== ============ ===========
                                                                                   $ 8,725     $ 7,164      $ 1,561
                                                                                =========== ============ ===========

(1) Operating Partnership ("OP") Unit Holders are represented on the accompanying pro forma condensed consolidated balance sheet as "minority interest in Operating Partnership." The value ascribed to the OP Units for 1. above was $10.50 per OP Unit, representing actual amounts.

(2) These Properties are retail centers.

(C) Balance sheet data reflects the November 1997 Offering consummated in November 1997 and the application of the net proceeds therefrom as follows:


                                                     Mortgage       Revolving
                                                      Notes           Credit        Common        Paid in
                                          Cash       Payable         Facility      Stock          Capital
                                          ----       -------         --------      -----          -------

1. Gross proceeds from the Offerings(1) $   48,938   $        -     $        -      $       45   $   48,893
2. Costs of the Offerings (2)               (3,437)           -              -               -       (3,437)
3. Paydown of debt                         (42,539)     (24,250)       (18,289)              -            -
                                           -------      -------        -------       --------     --------

                                        $    2,962   $  (24,250)    $  (18,289)     $       45   $   45,456
                                        ==========   ==========     ==========      ==========   ==========


(1) 4,500,000 shares at $10.875 per share.

(2) Includes underwriters' discount and an estimated $1,200,000 of other costs and expenses.


                              Grove Property Trust

(D) Represents a reallocation between shareholders' equity and minority interest in the Operating Partnership upon consummation of the November 1997 Offerings based upon pro forma: (i) shares of common stock (8,453,829) and (ii) OP Units not owned by the Company (3,009,126). See Note (K) in the Notes to Pro Forma Condensed Consolidated Statements of Income included herein.

                              Grove Property Trust

              Pro Forma Condensed Consolidated Statements of Income

                                   (Unaudited)

These unaudited Pro Forma Condensed Consolidated Statements of Income are presented as if (i) the Company had acquired GPS and Property Partnerships, the October 1997 Property Acquisitions-Affiliates, the October 1997 Property Acquisition-Non-Affiliates and various other property acquisitions consummated in 1997, (ii) the Consolidation Transactions, including the New Equity Investment and Refinancings and (iii) the November 1997 Offering and the application of the net proceeds therefrom as if all had occurred as of January 1, 1996. The unaudited Pro Forma Condensed Consolidated Statements of Income should be read in conjunction with the financial statements of the Company, GPS and Property Partnerships, October 1997 Property Acquisitions-Affiliates, October 1997 Property Acquisitions-Non-Affiliates and various other properties acquired during 1997, which financial statements are filed herein or have been filed on Form 10-KSB, as amended for the year ended December 31, 1996, Form 10-QSB for the nine months ended September 30, 1997, Form S-2 and various Form 8-K's filed during 1997, including the Financial Statements included herein for the October 1997 Property Acquisitions-Affiliaties and 1997 Property Acquisition-Non-Affiliates. In management's opinion, all adjustments necessary to present fairly the effects of the above mentioned transactions have been made.

The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor is it indicative of the Company's future results.



                              Grove Property Trust

        Pro Forma Condensed Consolidated Statements of Income (Continued)

                                   (Unaudited)

                                                     Nine Months Ended September 30, 1997
                                 ------------------------------------------------------------------------------
                                   Historical
                                    Company       Acquisitions    Pro Forma        Company        Pro Forma
                                      (A)             (B)        Adjustments     Adjustments     Consolidated
                                 --------------- -------------- --------------- --------------- ---------------
                                                           (In thousands)
Revenues:
   Rental income                   $   10,944      $    7,643     $     -        $     (9)(G)     $   18,578
   Property management                    380             321           -            (355)(H)            346
   Interest and other                     212             241           -              (4)(G)            449
                                 --------------- -------------- --------------- --------------- ---------------
   Total revenues                      11,536           8,205           -            (368)            19,373
                                 --------------- -------------- --------------- --------------- ---------------

Expenses:
   Related party management fees           22             333           -            (355)(H)              -
   Real estate taxes                    1,143             781           -               -              1,924
   Other property operating             3,741           3,199         (20) (G)        135 (G)
                                                                                      (71)(G)          6,984
   General and administrative             610              36          30  (F)
                                                                      (35) (G)         71 (G)            712
                                 --------------- -------------- --------------- --------------- ---------------
Total operating expenses                5,516           4,349         (25)           (220)             9,620
                                 --------------- -------------- --------------- --------------- ---------------

Net operating income                    6,020           3,856          25            (148)             9,753
Interest expense                        1,732             853        (971) (C)          -              1,614
Depreciation and amortization           2,380             617         (19) (D)
                                                                    1,019  (E)          -              3,997
                                 --------------- -------------- --------------- --------------- ---------------
Income before minority interests        1,908           2,386          (4)           (148)             4,142
Minority interests in earnings of
   consolidated partnerships              114               -         (23) (J)          -                 91
Minority interests in earnings of
   Operating Partnership                  658               -         405  (K)          -              1,063
                                 =============== ============== =============== =============== ===============
Net income                         $    1,136      $    2,386     $  (386)       $   (148)        $    2,988
                                 =============== ============== =============== =============== ===============

See accompanying notes.



                              Grove Property Trust


        Pro Forma Condensed Consolidated Statements of Income (Continued)

                                   (Unaudited)


                                                                Year Ended December 31, 1996
                                        ------------------------------------------------------------------------------
                                          Historical
                                           Company      Acquisitions     Pro Forma        Company        Pro Forma
                                             (A)             (B)        Adjustments     Adjustments     Consolidated
                                        --------------- -------------- --------------- --------------- ---------------
                                                                       (In thousands)
Revenues:
   Rental income                          $    2,046      $    21,515    $     -         $   (30) (G)    $   23,531
   Property management                             -              777          -            (396) (H)           381
   Interest and other                             36            1,266       (138) (G)       (307)(G)
                                                                                            (204) (G)
                                                                                            (100) (I)           553
                                        --------------- -------------- --------------- --------------- ---------------
Total revenues                                 2,082           23,558       (138)         (1,037)            24,465
                                        --------------- -------------- --------------- --------------- ---------------

Expenses:
   Related party management fees                 109              287          -            (396) (H)             -
   Real estate taxes                             208            2,382          -               -              2,590
   Other property operating                      656            8,914       (149) (G)       (492) (G)         8,929
   General and administrative                     67              344        120 (F)           -
                                                                             (74) (G)        492  (G)           949
                                        --------------- -------------- --------------- --------------- ---------------
Total operating expenses                       1,040           11,927       (103)           (396)            12,468
                                        --------------- -------------- --------------- --------------- ---------------

Net operating income                           1,042           11,631        (35)           (641)            11,997
Interest expense                                 394            3,814     (1,934) (C)          -              2,274
Depreciation and amortization                    387            3,011         (5)(D)
                                                                           1,912  (E)          -              5,305
                                        --------------- -------------- --------------- --------------- ---------------
Income before minority interest                  261            4,806         (8)           (641)             4,418
Minority interest in earnings of                                    -
   Operating Partnership                           -                       1,160  (K)          -              1,160
                                        =============== ============== =============== =============== ===============
Net income                                $      261      $     4,806    $(1,168)        $  (641)        $    3,258
                                        =============== ============== =============== =============== ===============

See accompanying notes.


                              Grove Property Trust

         Notes to Pro Forma Condensed Consolidated Statements of Income

                                   (Unaudited)
                        (In thousands, except share data)

On March 14, 1997, the Company entered into a series of Consolidation Transactions. The Consolidation Transactions were a business combination of the Company and GPS (the Management Company) and Property Partnerships in connection with the formation of an umbrella REIT. In addition, the Company simultaneously issued 3,333,333 common shares at $9 per share ("New Equity Investment") and retired or refinanced certain mortgage and credit facility debt ("Refinancing"). The effect of these transactions on the accompanying pro forma Condensed Consolidated Statements of Income is reflected as outlined in the Notes below.

    (A) Historical results of operations data were derived from the financial statements of the Company as filed on the Company's Form 10-KSB, as amended, for the year ended December 31, 1996 and on Form 10-QSB, for the nine months ended September 30, 1997.

    (B) The historical financial statements of the Company contain results of operations data for the properties and management company below from the date of acquisition to the end of the respective period. The results of operations from the beginning of the respective period to the acquisition date is included in this column.

Property/Entity                                                Date Acquired
---------------                                                -------------


  1.  Cambridge                                               January 12, 1996

  2.  Grove Property Services Limited Partnership
      and Property Partnerships (20 properties
      and management company)(1)                                March 14, 1997

  3.  Four Winds                                                  June 1, 1997

  4.  Brooksyde                                                   June 1, 1997

  5.  River's Bend                                                June 1, 1997

  6.  Greenfield Village                                          July 1, 1997

  7.  Glastonbury Center                                      September 1, 1997

  8.  Summit & Birch Hill                                     September 1, 1997

  9.  Corner Block and Wharf Building (2 properties)           October 31, 1997

 10.  High Meadow Apartments                                   October 31, 1997

(1) The historical financial statements of Grove Property Services Limited Partnership and Property Partnerships for the year ended December 31, 1996, include a property (Talcott Forest) which was not included in the Consolidation Transactions and has been omitted herein.

                              Grove Property Trust

   Notes to Pro Forma Condensed Consolidated Statements of Income (continued)



    (C) Represents the following:

                                               Nine Months Ended    Year Ended
                                                 September 30,      December 31,
                                                    1997(1)              1996
                                                    -------              ----
Pro forma interest expense on new or
  refinanced mortgage debt and the Revolving
  Credit Facility                                $         475       $   1,530

Historical interest expense on refinanced or
  retired mortgage debt                                 (1,446)         (3,464)
                                                        ------          ------


                                                 $        (971)      $  (1,934)
                                                 =============       =========


(1) The New Equity Investment was effective on March 14, 1997. The historical financial information for the period March 15, 1997 to September 30, 1997 already takes effect for this transaction.

Pro forma interest expense is based on rates ranging from 6.5% to 8.3% per annum and assumes proceeds of $30 million ($27.5 million after costs) from the New Equity Investment and $48.9 million ($45.5 million after costs) from the November 1997 Offering were received by the Company on January 1, 1996.

  (D)   Represents the following:

                                                 Nine Months Ended  Year  Ended
                                                   September 30,    December 31,
                                                      1997(1)           1996
                                                      -------           ----
  Pro forma deferred financing  amortization
  expense on new or refinanced
  mortgage debt and the Revolving Credit Facility $     30       $         138


  Historical deferred financing amortization
    expense on refinanced or retired mortgage
    debt                                               (49)               (143)
                                                       ---                ----

                                                   $   (19)      $          (5)
                                                   =======       =============

(1) The New Equity Investment was effective on March 14, 1997. The historical financial information for the period March 15, 1997 to September 30, 1997 already reflects this transaction.

  (E) Represents adjustment to record depreciation on the excess of the purchase price relating to the purchase of certain partnership interests from partners, over the net book amount and for properties acquired during or after the nine months ended September 30, 1997, to the extent depreciation was not reflected in the historical financial statements during the nine months ended September 30, 1997.

  (F) Represents adjustment to record non-cash compensation expense in 1996 and the first quarter of 1997 associated with the Deferred Stock Grants granted to Executive Officers in connection with the consummation of the Consolidation Transactions, pursuant to the 1996 Plan. Such compensation expense was recorded by the Company commencing March 15, 1997 in its historical financial statements.

  (G) Represents adjustments to: (i) provide for elimination adjustments as a result of combining the operating properties with the management company, which historically charged properties a management fee, (ii) exclude certain non-recurring revenues and expenses including those of Grove Property Services Limited Partnership attributable to brokerage and other services and sales of apartment units, (iii) reclassify certain expenses historically classified by Grove Property Services Limited Partnership as property operating expenses to general and administrative expenses, (iv) decrease general and administrative expenses to reflect the cost savings (predominately professional fees) associated with operating all Properties on a combined, self-managed basis offset by an increase in compensation expense to the Company's officers to take effect after the November 1997 Offering, and (v) increase property operating costs subsequent to the Consolidation Transactions to reflect the recombining of certain property leasing costs that GPS provided prior to the Consolidation Transaction and that the Company will commence providing subsequent to the November 1997 Offering as follows:

                                                                     Year
                                                             Nine Months Ended
                                            September 30,    Ended December 31,
                                               1997(1)              1996
                                               -------              ----
  (i) Non-recurring property operating
     expenses                                $    20                $  149


  (ii)  Non-recurring rental revenues              9                    30

  (iii) Non-recurring other revenues               -                   204

  (iv)  Gain on sales of apartments                -                   138

  (v)   Brokerage services-other revenues.         4                   307

  (vi)  Reclassification of other property
        operating to general and (iii)
        administrative                            71                   492

  (vii) Decrease in general and
        administrative                           (35)                  (74)

  (viii)Increase in property operating
         expenses                                135                     -

         (1) The New Equity Investment was effective on March 14, 1997. The historical financial information for the period March 15, 1997 to September 30, 1997 already takes effect for this transaction.

     (H)  Elimination of intercompany management fees.

     (I)  Elimination  of  non-recurring   commission  received  in  1996
          from  an affiliate.

     (J) To eliminate minority interest in a consolidated partnership acquired in June 1997) where the Company acquired the remaining interest in such property partnership on September 30, 1997.

   (K) Based upon Operating Partnership ("OP") Units (OP Units are exchangeable on a one-for-one basis into Common Shares) assumed to be owned by Limited Partners and Common Shares assumed to be outstanding as follows:

                                                                 Operating
                                              Common Shares   Partnership Units
                                           ------------------------------------

 Grove Property Trust at December 31, 1996         620,102                 -
 New Equity in March 1997                        3,333,333                 -
 Consolidation Transactions in March 1997:
    affiliates                                           -           909,115
    non-affiliates                                       -         1,205,324
 June 1997 acquisitions                                  -           420,183
 Exercise of stock options in May 1997                 394                 -
 September 1997 acquisitions                             -           325,836
 October 1997 acquisitions                               -           148,668
 The November 1997 Offering                      4,500,000                 -
                                               --------------------------------
                                                 8,453,829         3,009,126
                                             ==================================
                                                     73.75%            26.25%
                                             ==================================

See accompanying notes.

                         Report of Independent Auditors

To the Shareholders and Board of Trust Managers
Grove Property Trust

We have audited the statements of revenue and certain expenses of the October 1997 Property Acquisitions-Affiliates (the "Properties") for the years ended December 31, 1996 and 1995. The statements of revenue and certain expenses are the responsibility of the Properties' management. Our responsibility is to express an opinion on the statements of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenue and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K, as described in Note 2 and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the statements of revenue and certain expenses referred to above present fairly, in all material respects, the revenue and certain expenses as described in Note 2 of the October 1997 Property Acquisitions-Affiliates for the years ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.


Ernst & Young LLP
New York, New York
September 2, 1997



                  October 1997 Property Acquisitions-Affiliates

                   Statements of Revenues and Certain Expenses





                                            Nine Months                Years Ended
                                               Ended                   December 31,
                                           September 30,  -----------------------------------
                                                 1997              1996              1995
                                         ---------------- ----------------- -----------------
                                            (Unaudited)
                                                               (In thousands)
Revenue:
  Rental income                             $       379      $       400       $       392
                                         ---------------- ----------------- -----------------

Certain expenses:
  Property operating and maintenance                 39               35                37
  Real estate taxes                                  17               23                18
  Related party management fees                      24               24                24
                                         ---------------- ----------------- -----------------
                                                     80               82                79
                                         ---------------- ----------------- -----------------
  Revenue in excess of certain expenses     $       299      $       318       $       313
                                         ================ ================= =================


See accompanying notes.

                  October 1997 Property Acquisitions-Affiliates

            Notes to the Statements of Revenues and Certain Expenses

                     Years Ended December 31, 1996 and 1995


 1.   Business

The accompanying Statements of Revenue and Certain Expenses relate to the operations of two retail properties (approximately 16,400 sq.ft.) known as Corner Block and Wharf Building located in Edgartown, Massachusetts ("Properties"). The Properties were acquired by Grove Property Trust (the "Company") on October 31, 1997. The Properties were previously owned by affiliates of the Company.

 2.   Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K, of the Company. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the Properties. Items excluded consist of depreciation, amortization, interest and certain non-operating expenses.

Use of Estimates

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statements of Revenue and Certain Expenses and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

Rental income attributable to leases is recognized on a straight-line basis over the term of the leases, which are generally for one year.

                  October 1997 Property Acquisitions-Affiliates

      Notes to the Statements of Revenues and Certain Expenses (continued)



 2.   Summary of Significant Accounting Policies (continued)

Interim Unaudited Information

The accompanying interim Statement of Revenue and Certain Expenses for the nine months ended September 30, 1997 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the Statement of Revenue and Certain Expenses for this interim period have been included. The results of this interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

                          Report of Independent Auditors

To the Shareholders and Board of Trust Managers
Grove Property Trust

We have audited the statement of revenues and certain expenses of the October 1997 Property Acquisition-Non-Affiliates (the "Property") for the year ended December 31, 1996. The statement of revenues and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K, as described in Note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 2 of the October 1997 Property Acquisition-Non-Affiliates for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


Ernst & Young LLP
New York, New York
October 3, 1997

                             October 1997 Property Acquisition-Non-Affiliates

                               Statements of Revenues and Certain Expenses


                                            Nine Months
                                               Ended          Year Ended
                                           September 30,     December 31,
                                               1997              1996
                                          ---------------- -----------------
                                             (Unaudited)
                                                   (In thousands)
Revenues:
  Rental income                              $       509      $       626
  Other                                               11               18
                                          ---------------- -----------------
                                                     520              644
                                          ---------------- -----------------

Certain expenses:
  Property operating and maintenance                 223              313
  Real estate taxes                                   42               54
                                          ---------------- -----------------
                                                     265              367
                                          ---------------- -----------------
Revenues in excess of certain expenses       $       255      $       277
                                          ================ =================


See accompanying notes.

                October 1997 Property Acquisition-Non-Affiliates

            Notes to the Statements of Revenues and Certain Expenses

                          Year Ended December 31, 1996

 1.   Business

The accompanying Statements of Revenues and Certain Expenses relate to the operations of a property known as High Meadow (a residential apartment building located in Ellington, Connecticut) (the "Property"). Grove Property Trust (the "Company") acquired the Property from an unrelated party on October 31, 1997.

 2.   Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statements of Revenues and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K, of the Company. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the Property. Items excluded consist of depreciation, amortization, interest and certain non-operating expenses.

Use of Estimates

The preparation of the Statements of Revenues and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statements of Revenues and Certain Expenses and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

Rental income attributable to leases is recognized on a straight-line basis over the term of the leases, which are generally one year.

Interim Unaudited Information

The accompanying Statement of Revenues and Certain Expenses for the nine months ended September 30, 1997 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the Statement of Revenues and Certain Expenses for this interim period have been included. The results of this interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

                                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.

                           GROVE PROPERTY TRUST


Date: December 9, 1997     By:       /s/ Joseph R. LaBrosse
                                ---------------------------
                                Joseph R. LaBrosse
                                Chief Financial Officer

                                       Exhibit Index

     Exhibit No.                              Description
     -----------                              -----------
         2.1 Solicitation of Consent and Offer to Exchange Certain Outstanding Units of Limited Partnership Interest, dated as of June 19, 1997, as amended by Supplement dated August 13, 1997, by Grove Operating, L.P. to certain limited partners of Grove-Coastal Associates Limited Partnership (incorporated by reference to Exhibit 2.5 to Amendment No. 2 to the Company's Registration Statement on Form S-3 (No.
                       333-38183))
         2.2 Purchase and Sale Agreement dated September 5, 1997 between Werner Kunzli and Grove Corporation incorporated by reference to Exhibit 2.4 to Amendment
                       No. 2 to the Company's Registration Statement on
                       Form S-3 (No. 333-38183))